                            ALPINE AIR EXPRESS, INC.
                              1177 Alpine Air Way
                               Provo, Utah 84601

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD March 27, 2002

TO THE SHAREHOLDERS OF ALPINE AIR EXPRESS, INC.:

     The annual meeting of the shareholders (the "Annual Meeting") of Alpine Air Express, Inc. ("Alpine"), will be held at Alpine's corporate headquarters located at 1177 Alpine Air Way, Provo, Utah , on March 27, 2002, at 1:00 PM, Mountain Time, to:

     1. Elect directors to serve until the expiration of their respective terms and until their respective successors are elected and qualified;

     2.     Ratify Alpine's 2001 Equity Incentive Plan;

     3. Consider and act upon the ratification of the appointment of Squire and Company, PC as independent public accountants; and

     4. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The foregoing matters are described in more detail in the accompanying Proxy Statement.

     The board of directors unanimously recommends a vote approving the election of the nominees to the board of directors and the terms of the above proposals as described in more detail in the proxy statement.

     Only shareholders of record at the close of business on February 15, 2002 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. Management encourages all shareholders to attend the Annual Meeting in person. All holders of Alpine's common stock (whether or not they expect to attend the Annual Meeting) are requested to complete, sign, date, and return promptly the proxy enclosed with this notice. Holders of more than 50% of the 11,000,000 issued and outstanding shares of common stock must be represented at the Annual Meeting to constitute a quorum for conducting business. Approval of the proposals discussed above requires an affirmative vote of the majority of the quorum.

     The attendance at and/or vote of each shareholder at the Annual Meeting is important and each shareholder is encouraged to attend. Regardless of whether you plan to attend the meeting in person, please fill in, sign, date, and return the enclosed proxy promptly in the self-addressed, stamped envelope provided. No postage is required if mailed in the United States.


                              ALPINE AIR EXPRESS, INC.
                              BY ORDER OF THE BOARD OF DIRECTORS


                              Eugene Mallette, Chairman of the Board of
                              Directors

                             Alpine Air Express, Inc.
                              1177 Alpine Air Way
                               Provo, Utah 84601
                                (801) 373-1508

                                PROXY STATEMENT

     This Proxy Statement is furnished to shareholders of Alpine Air Express, Inc. ("Alpine"), in connection with the solicitation of proxies on behalf of the board of directors of Alpine, to be voted at an annual meeting of the shareholders (the "Annual Meeting") to be held at Alpine's corporate headquarters, 1177 Alpine Air Way, Provo, Utah, on March 27, 2002, at 1:00 PM, Mountain Time. The enclosed proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting in accordance with the directions set forth thereon. If no instructions are indicated on the enclosed proxy, at the Annual Meeting the proxy will be voted affirmatively to:
     1. Elect directors to serve until the expiration of their respective terms and until their respective successors are elected and qualified;
     2.     Ratify Alpine's 2001 Equity Incentive Plan;
     3. Ratify the selection of Squire and Company, PC as independent public accountants for fiscal 2002; and
     4. Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

                        Voting Rights and Solicitation

     The enclosed proxy, even though executed and returned to Alpine, may be revoked at any time before it is voted, either by given a written notice, mailed or delivered to the secretary of Alpine, by submitting a new proxy bearing a later date, or by voting in person at the Annual Meeting. If the proxy is returned to Alpine without specific direction, the proxy will be voted in accordance with the board of directors' recommendations as set forth herein. The entire expense of this proxy solicitation will be borne by Alpine. In addition to this solicitation, officers, directors, and regular employees of Alpine, who will receive no extra compensation for such services, may solicit proxies by mail, telephone, or in person. This statement, the Corporation's annual report on form 10-KSB and form of proxy were first mailed to stockholders on or about February 27, 2002. Only holders of record of the 11,000,000 shares of common stock of Alpine outstanding as of February 15, 2002 (the "record date") are entitled to notice of and to vote at the annual meeting. Each shareholder has the right to one vote for each share of Alpine's common stock owned. Cumulative voting is not permitted.

     The board of directors unanimously recommends a vote approving the proposals which are described in more detail in the accompanying Proxy Statement. Members of management who, collectively, hold in excess of 51% of Alpine's issued and outstanding shares have indicated they intend to vote in favor of the above proposals and the nominees for election as directors. Management encourages all shareholders to attend the Annual Meeting in person. All holders of Alpine's common stock (whether or not they expect to attend the Annual Meeting) are requested to complete, sign, date, and return promptly the proxy card enclosed with this notice. Holders of more than 50% of the 11,000,000 shares issued and outstanding must be represented at the Annual Meeting to constitute a quorum for conducting business. Approval of the proposals requires an affirmative vote of the majority of the quorum.
     The attendance at and/or vote of each shareholder at the annual meeting is important and each shareholder is encouraged to attend.

                               PROPOSAL NO. 1
                        ELECTION OF BOARD OF DIRECTORS

     The names of Alpine's current executive officers and directors and the positions held by each of them are set forth below:

Name                     Age         Position            Held Position Since
----                      --         --------            -------------------
Eugene R. Mallette        52         Chairman and CEO           1986
Bill Distefano            54         President and Director     1992
Max A. Hansen             52         Secretary/Treasurer
                                     and Director               1986
Richard A. Rowack         53         Director                   2000
David J. Leonard          48         Director                   2002
Leslie Hill               47         Chief Financial Officer    2000

     Alpine's officers and directors have served in such positions since the dates indicated. All directors have been renominated to serve as directors for the upcoming fiscal year. Directors serve for a term of one year and
until their successors are elected and qualified.   Each director, if elected
by the shareholders, will serve until the next annual meeting and until his or her successor is duly elected and qualified. Vacancies on the Board of Directors during the year may be filled by the majority vote of the directors in office at the time of the vacancy without further action by the stockholders. Certain biographical information with respect to the officers and directors is set forth below.

Biographical Information on Nominees For Director

     Eugene Mallette began his career with Alpine in 1979 as its Sales Manager, then became General Manager later in 1979. He became Chief Executive Officer and Director upon acquiring Alpine in 1986. Prior to his employment by Alpine, he was employed by the State of Montana as a staff auditor. He received a B.A. in Business Administration from Carroll College in 1971. Mr. Mallette holds a private pilot's license and maintains his proficiency. He devotes time to civic and charitable causes and was previously Chairman of the Better Business Bureau of Utah County and Vice-President of the Provo Chamber of Commerce.

      Bill Distefano has been Director of Maintenance for Alpine since 1972. He became a director in 1986 and president in 1992. He holds an Aircraft and Engine Repair Certificate and an Airframe Inspector certificate from the FAA.

     Max A. Hansen has been a director since 1986. He has been practicing law since 1976 and has owned his own firm, Max A. Hansen & Associates, P.C. since 1980. Mr. Hansen provides legal services to Alpine. From 1988 to 1989, he was President of the State Bar of Montana and is currently a member of the American Bar Association House of Delegates. From 1982 to 1987 he was Chairman of the Police Commission of Dillon, Montana. He was an adjunct instructor at Western Montana College from 1980 to 1987. Mr. Hansen has received distinguished service awards from the State Bar of Montana and the Montana Supreme Court. He received a JD degree from the University of San Diego in 1976, where he was a member of the law review. He received a BA degree in Political Science from Carroll College in 1971.

     Richard A. Rowack was named a director of Alpine in 2000. Mr. Rowack has been employed by Republic Financial Corporation since 1988 working in their international commercial aircraft group. Republic Financial Corporation is focused on the acquisitions, sales and leasing of commercial, transport category passenger and cargo aircraft. Mr. Rowack graduated from the University of Colorado in 1973 with a degree in Finance.

     David J. Leonard, is the chief executive officer of VeloCom, Inc. VeloCom, headquartered in Denver, Colorado, is an international broadband communications company with its primary operations in Latin America. Prior to joining VeloCom, Inc. in 1998, Mr. Leonard was the president of United International Holdings, Inc. America which he founded in 1993. Mr. Leonard has a BA in government and international relations from the University of Notre Dame and an MBA in Finance from the University of Colorado.

Addition Executive Officers

     Leslie Hill has been our accountant since 1998 and named Chief Financial Officer in 2000. Prior to 1998, Ms. Hill was employed by Sendsations Card Company as controller from 1994 to 1998 when she joined Alpine. She received a Bachelor of Science degree from Brigham Young University in 1991. In 1999, Ms. Hill received the "Outstanding Achievement Award" from the Dale Carnegie Foundation in Salt Lake City, Utah.

      Alpine adopted an Audit Charter and established an Audit Committee on January 12, 2002. The board appointed Richard Rowack, Max Hansen, and David
J. Leonard to be committee members. Alpine does not have a standing nominating or compensation committee. The directors had two meetings during fiscal 2001. All directors attended the meetings.

Compliance with Section 16(a) of the Exchange Act

     The Company believes all forms required to be filed under section 16 of the Exchange Act for 2001 have been timely filed.

                            Executive Compensation

     The following tables set forth certain summary information concerning the compensation paid or accrued for each of Alpine's last three completed fiscal years to Alpine or its principal subsidiaries chief executive officer and each of its other executive officers that received compensation in excess of $100,000 during such period (as determined at October 31, 2001, the end of Alpine's last completed fiscal year):

                           Summary Compensation Table
                           --------------------------

                                                                   Long Term Compensation
                                                                   ----------------------
                                 Annual Compensation             Awards               Payouts
                                 -------------------             ------               -------
                                                         Other            Restricted
   Name and                                              Annual        Stock    Options   LTIP       All Other
   Principal Position    Year    Salary    Bonus($)    Compensation    Awards    /SARs    Payout   Compensation
   ------------------    ----    ------    --------    ------------    ------    -----    ------    -----------
   Eugene Mallette,         2001   $111,235   $253,575      $2,730           -     55,417      -              -
   CEO                      2000   $103,120   $  7,400      $1,474           -        -        -              -
                            1999   $ 57,000   $700,000      $3,843           -        -        -              -

   Bill Distefano,          2001   $120,956   $272,310      $3,272           -     78,249      -              -
   President                2000   $119,581   $196,178      $2,272           -        -        -              -
                            1999   $ 76,441   $ 72,500      $3,346           -        -        -              -



     In the past, our bonuses to officers were based on some fixed percentage of earnings and subjective factors reviewed by the board of directors. Except in the last three years, only Bill Distefano received any sizable amount of his compensation as a bonus. As our earnings have increased in the last few years, Eugene Mallette has started taking a bonus based on advice from our accountants. His bonus has been structured by our accountants to reflect his role as an officer of Alpine. These bonuses were also structured to minimize the overall tax effect to Alpine and Mr. Mallette. With our change in ownership structure, we intend to set up new bonus plans which have a more definitive structure and is more heavily focused on stock and options than cash. As yet, no plan has been set as we review our long term, managerial, human resource needs and our desire to start hiring new management with an eye to the future succession needs of Alpine if something were to happen to current management. Other annual compensation consisted of payments to 401(k) retirement accounts, health insurance reimbursements and sick leave cash outs.

     Compensation Pursuant to Plans

     Mr. Mallette received 54,990 options to purchase a like number of shares of stock during fiscal 2001, at an exercise price ranging from $7.50 to $8.25 per share. Mr. Distefano received 77,922 options with an exercise price of $7.50 per share. The options of Messrs. Mallette and Distefano vest over three years.

     Options/SAR Grants

     The following tables contain information regarding the plan options granted to Alpine's named executive officers as of October 31, 2001:

            OPTION/SAR GRANTS DURING PERIOD FROM November 1, 2000 To October 31, 2001

                              Individual Grants
                     -----------------------------------------------------
                     Number of     % of Total
                     Securities    Options/SARs
                     Underlying    Granted to      Exercise or
                     Options/SARs  Employees       Base Price   Expiration
Name                 Granted       in Fiscal Year  ($/Share)    Date
-------------------  ------------  --------------  -----------  ----------
       (a)               (b)             (c)            (d)         (e)
Eugene Mallette        28,751         13.72%         $7.50       August 18, 2011
                       13,333          6.46%         $8.25       August 18, 2006
                       13,333          6.46%         $8.25       August 18, 2006

Bill Distefano         51,683         24.82%         $7.50       August 18, 2011
                       13,333          6.26%         $7.50       August 18, 2011
                       13,333          6.46%         $7.50       August 18, 2011


              Aggregate Option/SAR Exercises During Period From
        November 1, 2000 to October 31, 2001 and FY-End Option/SAR Values

                                                   Number of
                                                   Securities    Value of
                                                   Underlying    Unexercised
                                                   Unexercised   In-the-Money
                                                   Options/SARs  Options/SARs
                     Shares                        at FY-End(#)  at FY-End($)
                     Acquired       Value          Exercisable/  Exercisable/
Name                 on Exercise(#) Realized($)    Unexercisable Unexerciable
-------------------  -------------  -------------  ------------  ------------
Eugene Mallette                -              -       55,417              -
Bill Distefano                 -              -       78,349              -


     Alpine did not issue stock options prior to August 2001. All options held by Mr. Mallette's vest over three years with 42,084 vesting in two years and 13,333 vesting in three years. Mr. Distefano's options vest over three years with 65,016 vesting in two years and 13,333 vesting in three years. No options are currently vested or exercisable. Alpine's stock closed at $8.25 on October 31, 2001.

     Pension Table

     None.

     Compensation of Directors.

     Directors received 427 options each with an exercise price of $7.50 during 2001. These options vest in twenty four months. Each option is for a period of ten years.

     Termination of Employment and Change of Control Arrangement.

     There are no compensatory plans or arrangements, including payments to be received from Alpine, with respect to any person named in Executive Compensation set out above which would in any way result in payments to any such person because of his resignation, retirement, or other termination of such person's employment with Alpine or its subsidiaries, or any change in control of Alpine, or a change in the person's responsibilities following a changing in control of Alpine.

               Certain Relationships and Related Transactions

     Alpine leases all of its aircraft from CLB Corporation and Mallette Family LLC which are controlled by Eugene Mallette. The terms were approved by a vote of the directors. During the fiscal year ended October 31, 2001, Alpine paid $3,085,600 to CLB and $2,168,879 to Mallette Family LLC in lease payments.

     Alpine had acquired the right to purchase up to fifteen Beechcraft 1900 aircraft. Alpine transferred the right to purchase six of these aircraft to an entity controlled by Mr. Mallette. The decision was made to transfer the purchase rights to Mr. Mallette, at this time, because management did not want Alpine to take on the debt associated with the aircraft. Additionally, Mr. Mallette, who had to provide personal guarantees on the loans for the aircraft, did not want to provide those guarantees in Alpine but rather in one of his own entities for his tax and estate planning reasons. These aircraft have been leased back to Alpine.

     Alpine has acquired an option to purchase CLB for $17,000,000. The purchase price will be paid for with shares of Alpine's common stock. Solely for purposes of the CLB transaction, Alpine's common stock will be valued at $3.40 per share. The option is for a period of two years expiring in August 2002. The purchase price was determined by the "blue book" value of the aircraft owned by CLB at the time of the option less any debt still owed on the aircraft. Alpine has entered into an addendum to the agreement to acquire CLB which requires Alpine to have first purchased five Beechcraft 1900's and for Alpine's stock to be trading at or above $3.40 per share prior to any acquisition of CLB. Accordingly, Alpine expects to not exercise its option to acquire CLB until 2002, at the earliest. If Alpine acquires CLB, the related party nature of CLB will require the assets of CLB to be recorded at historical cost, or the cost paid by CLB for the aircraft and not the cost paid by Alpine.

     During the year ended October 31, 2000, Alpine loaned $1,000,000 to Mr. Mallette. The loan is at an interest rate of six and a quarter percent and is due March 2003. As of February 15, 2002, Mr. Mallette has paid this note in full.

     In 2000, Alpine also loaned $2,000,000 to Mallette Family, LLC which is controlled by Mr. Mallette. The loan was made to assist in the purchase of Beechcraft 1900 aircraft that are now being leased by Alpine from Mallette Family LLC. The loan is due December 2003 and at an interest rate of six and one half percent. In June 2001, Alpine loaned an additional $500,000 to Mallette Family, LLC at six and one half percent interest and is due on demand. Mallette Family, LLC currently owes Alpine $2,665,773 under the terms of these two notes. The amount owed increases monthly based on the interest accruing.

     In connection with the $2,000,000 loan to Mallette Family, LLC, Alpine has obtained an option to acquire five Beechcraft 1900's. The purchase price of the aircraft will be the fair market value of the aircraft on the date of purchase by Alpine. It is hoped that Alpine will eventually obtain capital either from operations or the sale of equity securities to buy the aircraft. The note was entered into on favorable terms to facilitate the purchase of the aircraft and recognized that Mr. Mallette had to provide personal guarantee on the loan for the aircraft.

     Indebtedness of Management

     As of January 16, 2001, Mallette Family, LLC currently owes Alpine $2,665,773 in funds due December 2003.

                         Principal Shareholders

     The following table sets forth information relating to the beneficial ownership of Alpine's common stock as of January 22, 2002 by each person known by Alpine to be the beneficial owner of more than 5% of the outstanding shares of common stock and each of Alpine's directors and executive officers.

Name and Address of
Principal Stockholders:        Common Stock         Percentage
----------------------------   ------------       ---------------
Eugene R. Mallette              8,283,655 (D)           75.31%
3450 West Mike Jense Parkway       15,000 (I)            0.14
Provo, Utah 84601                 989,500 (I)            9.00

The Mallette Family LLC           989,500                9.00
3450 West Mike Jense Parkway
Provo, Utah 84601
Officers and Directors:
----------------------------
Eugene R. Mallette, CEO
 and Director                  ----------------See Table Above-----------
Bill Distefano, President          471,179                4.28
 and Director
Leslie Hill, CFO                       100                0.001
Max A. Hansen, Secretary,            1,000                0.01
 Director
Richard Rowack, Director               200                0.002
David J. Leonard
                                 ----------             ------
All officers and directors
 as a group (6 persons)          9,760,634               88.73
                                 ==========             ======

     Unless otherwise noted below, Alpine believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that any warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised. Those shares owned directly are indicated by a (D) and those shares owned indirectly are indicated by an (I). Unless otherwise noted, shares are deemed to be owned directly.

     The Mallette Family, LLC is controlled by Eugene Mallette. For purposes of calculating Mr. Mallette's ownership, the family limited liability company is considered indirectly owned by Mr. Mallette because of his influence on voting decisions of the limited liability company. However, the pecuniary interest and majority control of the LLC belongs to Mr. Mallette's family not him. Mr. Mallette address is care of the Company.

Vote Required

     Election of the proposed slate of nominees requires the approval of a majority of the shares of issued and outstanding common stock present, in person or represented by proxy, and entitled to vote at the Annual Meeting. The board of directors recommends a vote "FOR" all of the nominees. It is intended that in the absence of contrary specifications, votes will be cast pursuant to the enclosed proxies for the election of the nominees.

                               PROPOSAL NO. 2
             APPROVAL OF THE 2001 STOCK OPTION AND AWARD PLAN

General

     In August 2001, the board of directors of Alpine approved the terms of the 2001Equity Incentive Plan (the "Plan"). In order for certain of the Plan's provisions to be effective, it must be approved by Alpine's shareholders and is being submitted for such approval pursuant to this Proxy Statement.

     In the following paragraphs a summary of the terms of the Plan is provided. The following summary is qualified in its entirety by the provisions of the Plan, the form of which is attached hereto as Appendix "A".

Plan Summary

     The board of directors of Alpine believes that it is important that employees and other individuals who contribute to the success of Alpine have a stake in the enterprise as shareholders. Consistent with this belief, the award of stock options will be an element of Alpine's compensation program.

     The Plan is intended to (a) attract competent directors, executive personnel, and other employees, (b) increase the retention of the services of existing directors, executive personnel, and employees, and (c) provide incentives to all of such personnel to devote the utmost effort and skill to the advancement and betterment of Alpine by permitting employees to participate in ownership and thereby permitting them to share in increases in the value which they help produce. All of the employees, officers, and directors of Alpine are eligible to participate under the Plan. Currently, Alpine has 71 employees and five directors, three of which are not employees of Alpine, who are eligible to receive awards under the Plan.

     The Plan allows Alpine to issue incentive stock options ("ISOs") within the meaning of section 422A of the Internal Revenue Code of 1986, as amended ("Code"), nonstatutory stock options and restricted shares to employees, directors and consultants of Alpine. A total of seven hundred seventy thousand (770,000) shares of Alpine's common stock have been reserved for issuance under the Plan. As of January of each year commencing in the year 2002, the aggregate number of shares of Alpine's common stock that may be awarded under the Plan shall automatically increase by a number equal to the lesser of (i) 7% of the total number of shares of Alpine's common stock outstanding, minus the number of shares of stock previously authorized for award under the Plan at the close of the preceding calender year or (ii) 250,000 shares of common stock.

     The aggregate number of shares with respect to which options or stock awards may be granted under the Plan, the number of shares covered by each outstanding option, and the purchase price per share, shall be adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, reorganization, merger, consolidation, exchange of shares, stock dividend, stock split, reverse stock split, or other subdivision or consolidation of shares.

     The board of directors or the Committee may from time to time alter, amend, suspend, or discontinue the Plan with respect to any shares as to which options or stock awards have not been granted. However, no such alteration or amendment (unless approved by the stockholders) shall (a) increase (except adjustment for an event of dilution) the maximum number of shares for which options or stock awards may be granted under the Plan either in the aggregate or to any eligible employee; (b) reduce (except adjustment for an event of dilution) the minimum option prices which may be established under the Plan;
(c) extend the period or periods during which options may be granted or exercised; (d) materially modify the requirements as to eligibility for participation in the Plan; (e) change the provisions relating to events of dilution; or (f) materially increase the benefits accruing to the eligible participants under the Plan.

     The exercise price of options granted under the terms of the Plan must not be less than 100% of the fair market value of the shares as of the date of grant, or 110% of the fair market value for ISOs granted to optionees possessing more than 10% of the total combined voting power of all classes of stock of Alpine for ISOs and 85% of the fair market value of the stock for nonqualified options. In addition, the aggregate fair market value (as determined on the date of each option grant) of shares with respect to which ISOs are exercisable for the first time by an employee during any calendar year shall not exceed $100,000. Additionally, no individual may be granted more than 100,000 options in any given year.

     Alpine has not received and does not intend to request a determination from the Internal Revenue Service that the ISOs issued under the Plan will qualify under the Code for treatment as ISOs.

     The Plan provides that an option may be exercised by payment in cash or, with the consent of the board of directors, by delivery of common stock of Alpine valued at its fair market value on the date of payment. An option holder shall not have any of the rights of a shareholder with respect to the shares subject to the option until the shares have been fully paid and issued.

     The board of directors or a committee of the directors will initially administer the Plan, prescribe the form and content of options to be granted, receive elections for the exercise of stock conversion rights, determine the terms and restrictions on all restricted stock awards granted under the Plan, and other items. No stock option can be granted for a period longer than ten years or for a period longer than five years for ISOs granted to optionees possessing more than 10% of the total combined voting power of all classes of stock of Alpine. The right to exercise an option terminates (three) months after the termination of an employees' employment, unless the employee dies or is disabled, in which event the option will remain exercisable for a period of one year after the termination of employment. The Plan terminates, and no further options may be granted after August 18, 2011.

     In August 2001, Alpine issued options to acquire 181,968 shares of its common stock at an exercise price of $7.50 per share and an option to purchase 26,666 shares at an exercise price of $8.25 per share. All options were issued under the Plan. As of February 15, 2002, the closing bid and asked price for Alpine's common stock was $8.00 and $8.25, respectively. The current directors all of which are renominated as directors, each received 427 options exercisable at $7.50 per share, vesting over two years. Set forth below is a chart showing the breakdown of the shares granted to date. All options vest over two to three years and none are currently vested. Future grants have not been determined.

                                New Plan Benefits
                            2001 Equity Incentive Plan

Name and Position               Dollar Value ($)            Number of Units
-----------------             -------------------           ---------------
Eugene Mallette                           -                     55,417
Bill Distefano                            -                     78,349
Executive Group (3 Persons)               -                    135,839
Non-Executive Director Group              -                        990
Non-Executive Officer
      Employee Group                      -                     71,533


     The number of units refers to the number of options received by the respective party. Since none of the options have vested, the dollar value is not available. The options are priced at $7.50 except 26,666 options issued to Eugene Mallette which have an exercise price of $8.25 per share.

Certain Tax Matters

     For tax purposes, a participant to whom a non-qualified option is granted will generally not realize income at the time of the grant if the exercise price is equal to the then current market price. Upon exercise of the option, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taxable to the optionee as ordinary income. The tax basis to the optionee for the stock acquired is the exercise price plus the amount recognized as income. Alpine will be entitled to a deduction equal to the amount of the ordinary income realized by the optionee in the taxable year which includes the end of the optionee's taxable year in which he realizes the ordinary income. When shares acquired pursuant to the exercise of the option are disposed of, the holder will realize additional capital gain or loss equal to the difference between the sales proceeds and his or her tax basis in the stock.

     If a participant to whom an option is granted exercises such option by payment of the exercise price in whole or in part with previously owned shares, the optionee will not realize income with respect to the number of shares received on exercise which equals the number of shares delivered by the optionee. The optionee's basis for the delivered shares will carry over to the option shares received. With regard to the number of non-qualified option shares received which exceeds the number of shares delivered, the optionee will realize ordinary income at the time of exercise; the optionee's tax basis in these additional option shares will equal the amount of ordinary income realized plus the amount of any cash paid.

     Recipients of ISOs will not be required to recognize income at the time of the grant of the options or at the time of exercise of the options as long as the stock received on exercise is held for at least two years from the date of the grant of the ISOs or one year from the date of exercise (although the difference between the fair market value of the stock and the exercise price paid at the time of exercise must be taken into account for alternative minimum tax purposes). On sale of the stock, the recipient will recognize capital gains equal to the excess of (a) the amount realized upon the sale or disposition over (b) the exercise price paid for the shares. The capital gain will be "long-term" if shares are held more than 12 months and "short-term"if shares are held less than 12 months. If the stock received upon exercise of an ISO is disposed of prior to the expiration of either of such time periods, the optionee will be required to recognize as ordinary income the amount by which the fair market value of the stock received at the time of exercise exceeds the exercise price of the ISOs

Vote Required

     Ratification of the Plan requires the approval of a majority of the shares of common stock present, in person or represented by proxy, and entitled to vote at the Annual Meeting. The board of directors recommends a vote "FOR" the ratification of the Plan. It is intended that in the absence of contrary specifications, votes will be cast pursuant to the enclosed proxies for the approval of the Plan.

                              PROPOSAL NO. 3
    RATIFY THE SELECTION OF SQUIRE AND COMPANY, PC AS INDEPENDENT AUDITORS

     The Board of Directors has selected Squire and Company, PC as independent auditors for the fiscal year ending October 31, 2002. To the knowledge of Alpine, at no time has Squire and Company, PC had any direct or indirect financial interest in or any connection with Alpine other than as independent public accountants. It is anticipated that representatives of Squire and Company, PC will be present at the Annual Meeting and will be provided the opportunity to make a statement, if they desire to do so, and be available to respond to appropriate questions.

     The board of directors recommends a vote "FOR" the selection of Squire and Company, PC as independent auditors for the fiscal year ending October 31, 2001.

Vote Required

     Approval of Squire and Company, PC as Alpine's independent auditors requires the approval of a majority of the shares of common stock present, in person or represented by proxy, and entitled to vote at the Annual Meeting. The board of directors recommends a vote "FOR" the approval of Squire and Company, PC as independent auditors. It is intended that in the absence of contrary specifications, votes will be cast pursuant to the enclosed proxies for the approval of the Squire and Company, PC as independent auditors.

                        SHAREHOLDER PROPOSALS

     No proposals have been submitted by shareholders of Alpine for consideration at the Annual Meeting. It is anticipated that the next annual meeting of shareholders will be held during February 2003. Shareholders may present proposals for inclusion in the Information Statement or Proxy Statement and form of Proxy to be mailed in connection with the next annual meeting of shareholders of Alpine, provided such proposals are received by Alpine no later than, October 31, 2002, and are otherwise in compliance with applicable laws and regulations and the governing provisions of the articles of incorporation and bylaws of Alpine. Shareholder proposals should be addressed to Leslie Hill, 1177 Alpine Air Way, Provo, Utah 84601, telephone number (801) 373-1508.

     In addition, the proxy solicited by the board of directors for the 2003 annual meeting of shareholders will confer discretionary authority to vote on a shareholder proposal presented at that meeting if Alpine is not provided with notice of such proposal on or prior to January 14, 2003.

                                 Form 10-KSB

     Alpine will mail without charge, upon written request, a copy of Alpine's annual report on Form 10-KSB for the fiscal year ended October 31, 2001, including the financial statements, schedules and list of exhibit. Requests should be sent to Alpine Air Express, Inc. 1177 Alpine Air Way, Provo, Utah 84601, telephone number (801) 373-1508, Attn.: Leslie Hill.

                              OTHER MATTERS

     Management does not know of any business which may be considered at the meeting. If any other matters should properly come before the Annual Meeting, such matters will be properly addressed and resolved and those in attendance will vote on such matters in accordance with their best judgment.

                              Alpine Air Express, Inc.
                              By Order of the Board of Directors

                              Eugene Mallette, Chief Executive Officer
Provo, Utah
February 27, 2002

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY. RETURN IT PROMPTLY IN THE ACCOMPANYING POSTPAID ENVELOPE.

                                   APPENDIX A

                             Alpine Air Express, Inc.

                            2001 Equity Incentive Plan

                          ALPINE AIR EXPRESS, INC.
                         2001 EQUITY INCENTIVE PLAN


1. PURPOSES.

(a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the Stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, and (iii) Restricted Shares, all as defined below.

(b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

(c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, or (ii) Restricted Share granted pursuant to Section 7 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2. DEFINITIONS.

(a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

(b) "Board" means the Board of Directors of the Company.

(c) "Code" means the Internal Revenue Code of 1986, as amended.

(d) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

(e) "Company" means Alpine Air Express, Inc., a Delaware corporation.

(f) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include consultants who raise equity funding for the Company or Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors or as Employees of the Company or its Affiliate.

(g) "Continuous Status as an Employee, Director or Consultant" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company and Affiliates or their successors.

(h) "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(i) "Director" means a member of the Board [or a member of the board of directors of an Affiliate].

(j) "Disability" means "Permanent and Total Disability" as such term is defined in Sections 422(e)(3) of the Code, or any successor Code provisions relating to ISOs.

(k) "Disinterested Person" means a Director: who either (i) was not during the one year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any Affiliate entitling the participants therein to acquire equity securities of the Company or any Affiliate except as permitted by Rule 16b-3(c)(2)(i); or (ii) is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

(l) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company [or an Affiliate] shall be sufficient to constitute "employment" by the Company [or an Affiliate].

(m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(n) "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

(o) If the common stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market System or the Nasdaq SmallCap Market of the Nasdaq Stock Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

(1) If the common stock is quoted on the Nasdaq National Market System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

(2) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

(p) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(q) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s) "Option" means a stock option granted pursuant to the Plan.

(t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(u) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

(v) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

(w) "Plan" means this  Alpine Air Express , Inc. 2001 Equity Incentive Plan.

(x) "Restricted Share" means a Share of stock awarded pursuant to Section 7 of the Plan.

(y) "Rule 16b-3" means Rule 16b-3 of the Exchange Act, as amended or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(z) "Stock" means one share of common stock of the Company.

(aa) "Stock Award" means any right granted under the Plan, including any Option and any Restricted Share award.

(bb) "Restricted Stock Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms, conditions and restrictions pertaining to such Restricted Share. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan.

(cc) "Tax Withholding Date" shall mean the earliest date the obligation to withhold tax with respect to an Award arises.

3. ADMINISTRATION.

(a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Share, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Stock pursuant to a Stock Award and the number of shares with respect to which a Stock Award shall be granted to each such person.

(2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(3) To amend the Plan or a Stock Award as provided in Section 14.

(4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

(c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Disinterested Persons and may also be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to avoid the application of
Section 162(m) of the Code.

(d) Any requirement that an administrator of the Plan be a Disinterested Person shall not apply if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3, as amended.

4. SHARES SUBJECT TO THE PLAN.

(a) Subject to the provisions of Section 13 relating to adjustments upon changes in Stock, the Stock that may be issued pursuant to Stock Awards may be authorized but unissued shares or treasury shares and shall not exceed in the aggregate Seven Hundred Seventy Thousand (770,000) of the Company's Stock, plus the additional Stock described in Section 4(b). If any Options are forfeited or terminated for any other reason before being exercised, then the corresponding Stock shall again become available for the grant of Options or Restricted Shares under the Plan. If Restricted Shares or Stock issued upon the exercise of Options are forfeited, then such Stock shall again become available for the grant of Nonstatutory Stock Options and Restricted Shares under the Plan. The aggregate number of shares of Stock that may be issued under the Plan upon the exercise of Incentive Stock Options shall not be increased when Restricted Shares of other Stock are forfeited

(b) As of January of each year commencing in the year 2002, the aggregate number of shares of Company Stock that may be awarded under the Plan as provided in Section 4(a) shall automatically increase by a number equal to the lesser of (i) 7% of the total number of shares of Stock outstanding, minus the number of shares of Stock previously authorized for award under Section 4(a) at the close of the preceding calendar year or (ii) Two Hundred and Fifty Thousand (250,000) shares of Stock.

(c) The Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. ELIGIBILITY.

(a) Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants.

(b) A Director shall not be eligible for the benefits of the Plan unless at both the time the Director is selected to receive the grant of Stock Awards, or the number of shares to be covered by such Stock Awards is determined: (i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or (ii) the Plan otherwise complies with the requirements of Rule 16b-3, as amended. This subsection 5(b) shall not apply if the Board or Committee expressly declares that it shall not apply

(c) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) Stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(d) Subject to the provisions of Section 13 relating to adjustments upon changes in Stock, no person shall be eligible to be granted Options covering more than One Hundred Thousand (100,000) shares of the Company's Stock in any calendar year.

6. OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted.

(c) Consideration. The entire exercise price of Stock acquired pursuant to exercise of an Option shall be payable, to the extent permitted by applicable statutes and regulations, in cash or cash equivalent except as follows:

(1) In the case of an Incentive Stock Option granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Option Agreement. The applicable Option Agreement may specify that payment may be made in any form(s) described in this Section 6(c).

(2) In the case of a Nonstatutory Stock Option, the Board or Committee may at any time accept payment in any form(s) described in this Section 6(c).

(i) Surrender, Assigning or Attesting of Stock. To the extent that this
Section 6(c)(i) is applicable, all or any part of the exercise price may be paid by surrendering, or attesting to the ownership of, Stock that is already owned by the Optionee. Such Stock shall be valued at its Fair Market Value on the date when the new Stock is purchased under the Plan. The Optionee shall not surrender or attest to the ownership of Stock in payment of the exercise price if the Optionee has not owned the Stock for at least 6 months prior to the date of exercise or the proffered Stock was acquired by exercise of an option.

(ii) Exercise/Sale. To the extent that this Section 6(c)(2)(ii) is applicable, all or any part of the exercise price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Stock being purchased under the Plan and to deliver all or part of the sales proceeds to the Company in order to cover the exercise price and applicable withholding taxes not paid in cash or as prescribed in Sections 6(c)(2)(i) or (iii).

(iii) Exercise/Pledge. To the extent that this Section 6(c)(2)(iii) is applicable, all or any part of the exercise price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Stock being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in order to cover the exercise price and applicable withholding taxes not paid in cash or as prescribed in Sections 6(c)(2)(i) or (ii).

(d) Transferability. An Incentive Stock Option shall not be sold, pledged, assigned, hypothecated, transferred or disposed of except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. A Nonstatutory Stock Option shall not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than to the extent provided in the Option Agreement. If the Option Agreement does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

(e) Vesting. For purposes of this Section 6 of Plan, the term "vest" or "vesting" shall mean with respect to any Option, that such Option may be exercised. Prior to vesting, such Option is not eligible to be exercised. Unless otherwise specified in the Option Agreement, the Option will vest two
(2) years from the date of grant. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The total number of shares of Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may vest with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised.

(f) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the original term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the this Plan or the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(g) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the original term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(h) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the original term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

7. Restricted Share.

(a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical. Restricted Shares shall not be sold, transferred by gift, hypothecated, or otherwise transferred or disposed of by the Stock Award recipient prior to the date when recipient shall become vested in such Restricted Stock pursuant to Section 7(b) of this Plan, or the terms of the individual Restricted Stock Agreement, and such Stock shall constitute "Restricted Shares" for purposes of this Plan until such date. Any attempt to transfer Restricted Shares in violation of this Section 7(b) shall be null and void and shall be disregarded by the Company.

(b) Vesting. For purposes of this Section 7 of Plan, the term "vest" shall mean with respect to any Restricted Share, that such Stock is no longer subject to restrictions on transfer set forth in Section 7(b) of this Plan or the terms of the Restricted Stock Agreement. If the recipient would become vested in any fraction of a share of Stock on any vesting date, such fractional share shall not vest and shall remain a Restricted Share until recipient becomes vested in the entire share of Stock. Unless otherwise specified in the Restricted Stock Agreement, each Award of Restricted Shares shall vest two (2) years from the date of award, if the recipient still serves in Continuous Status as an Employee, Director or Consultant as of such vesting
date.    The Committee may specify in the Restricted Stock Agreement specific conditions upon which vesting is conditioned. The Committee may include among such conditions the requirements that the performance of the Company or a business unit of the Company for a specific period of one or more years equal or exceed a target determined by the Committee. Such performance target, if any, shall be based upon objective criteria determined in advance by the Committee. Satisfaction of such performance target shall be determined and certified by the Committee prior to vesting in the Restricted Shares. The Committee shall determine such target not later than the 90th day of such period. In no event shall the number of Restricted Shares which are subject to performance-based vesting conditions and which are granted to any Participant in a single calendar year exceed Seventy-five Thousand (75,000).
A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change of Control occurs with respect to the Company.
Failure to vest in Restricted Shares shall result in forfeiture of such Restricted Shares and any and all right to voting, dividends or other shareholder rights shall permanently cease.

(c) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

8. CANCELLATION AND RE-GRANT OF OPTIONS.

(a) The Board or Committee shall have no authority to reprice any outstanding option. The Board or Committee shall have the authority to effect, from time to time, with the consent of the affected holders of Options, the cancellation of any outstanding Options issued under the Plan. Provided however, that no such agreed cancellation shall occur within six (6) months following a grant of options to the same holder of options for which cancellation is proposed. The Board or Committee shall have no authority within six (6) months after any such agreed cancellation, as provided for under this Section 8(a), to grant to the same holders of options any new Options under the Plan covering the same or different numbers of shares of Stock.

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

(b) Shares subject to an Option canceled under this Section 8 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(d) of the Plan. The provisions of this subsection 8(b) shall be applicable only to the extent required by Section 162(m) of the Code.

9. COVENANTS OF THE COMPANY.

(a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Stock required to satisfy such Stock Awards.

(b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Stock upon exercise of such Stock Awards unless and until such authority is obtained.

10. USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Stock pursuant to Stock Awards shall constitute general funds of the Company.

11. MISCELLANEOUS.

(a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e) or 7(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms. Further, neither an Employee, Director or Consultant nor any person to whom Restricted Stock is transferred under subsection 7(a) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Restricted Stock except as such is specifically set forth in Section 7(c), unless and until such person has satisfied all requirements for vesting of the Restricted Stock pursuant to the terms of the Restricted Stock Agreement.

(c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or other holder of Stock Awards with or without cause.

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

(d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), as a condition of exercising or acquiring Stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the Stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on Stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Stock.

12. WITHHOLDING OF TAXES

The Company will, if required by applicable law, withhold Federal, state and/or local taxes in connection with the exercise or vesting of a Stock Award. Unless otherwise provided in the applicable Agreement, each Optionee may satisfy any such tax withholding obligation by any of the following means, or by a combination of such means: (i) a cash payment; (ii) by delivery to the Company of already-owned Shares which have been held by the individual for at least six months having a Fair Market Value, as of the Tax Withholding Date, sufficient to satisfy the amount of the withholding tax obligation arising from an exercise or vesting of a Stock Award; (iii) by authorizing the Company to withhold from the Shares otherwise issuable to the individual pursuant to the exercise or vesting of a Stock Award, a number of shares having a Fair Market Value, as of the Tax Withholding Date, which will satisfy the amount of the withholding tax obligation; or (iv) by a combination of such methods of payment. If the amount requested is not paid, the Company may refuse to satisfy the Stock Award.

13. ADJUSTMENTS UPON CHANGES IN STOCK.

(a) If any change is made in the Stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(d), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of Stock subject to such outstanding Stock Awards.

(b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Stock Awards, or to substitute similar options for those outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised prior to such event.

(c) Notwithstanding any other provision of this Plan, with respect to any Covered Service Provider, if such Covered Service Provider's continuous service with the Company or an Affiliated Entity is terminated by a Covered Termination within eighteen (18) months of the date of the Change in Control, then any Stock Awards held by such Covered Service Provider shall immediately become fully vested and exercisable, and any repurchase right by the Company or any Affiliated Entity with respect to any shares of Stock covered by such Stock Awards shall immediately lapse.

For purposes of this subsection 12(c), "Change in Control" means: (i) a dissolution or liquidation of the Company; (ii) a sale of all or substantially all of the assets of the Company; (iii) a merger or consolidation in which the Company is not the surviving corporation and in which beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors has changed; (iv) a reverse merger in which the Company is the surviving corporation but the shares of common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, and in which beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors has changed; (v) an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or subsidiary of the Company or other entity controlled by the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, or; (vi) in the event that the individuals who, as of the date of the adoption of this provision, are members of the Company's Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board of Directors. (If the election, or nomination for election by the Company's stockholders, of any new director is approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board).
For purposes of this subsection 12(c), "Covered Service Provider" means all employees of the Company or an Affiliated Entity, members of the Board of Directors of the Company or an Affiliated Entity, and selected consultants providing significant services to the Company or an Affiliated Entity as of the occurrence of a transaction or event constituting a Change in Control.
For purposes of this subsection 12(c), "Covered Termination" means either an involuntary termination without "Cause" or a " Constructive Termination."
For purposes of this subsection 12(c), "Cause" means the occurrence of any of the following (and only the following): (i) conviction of the Covered Service Provider of any felony involving fraud or act of dishonesty against the Company or any Affiliated Entity; (ii) conduct by the Covered Service Provider which, based upon good faith and reasonable factual investigation and determination of the Company (or, if the Covered Service Provider is a named executive officer as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission, of the Board of Directors of the Company), demonstrates gross unfitness to serve; or, (iii) intentional, material violation by the Covered Service Provider to the Company or any Affiliated Entity, provided that in the event that any of the foregoing events is capable of being cured, the Company shall provide written notice to the Covered Service Provider describing the nature of such event and the Covered Service Provider shall thereafter have thirty (30) days to cure such event.
In addition, if the Covered Service Provider is not a corporate officer of the Company, "Cause" shall also include poor performance of the Covered Service Provider's services for the Company or any Affiliated Entity as determined by the Company following (A) written notice to the Covered Service Provider describing the nature of such deficiency and (B) the Covered Service Provider's failure to cure such deficiency within thirty (30) days following receipt of such written notice.

For purposes of this subsection 12(c), "Constructive Termination" means that a Covered Service Provider who is a corporate officer of the Company or an Affiliate (i.e., an employee of the Company or an Affiliate holding the title of Vice President or higher) voluntarily terminates his or her service after any of the following are undertaken without the Covered Service Provider's express written consent: (i) the assignment to the Covered Service Provider of any duties or responsibilities which result in any diminution or adverse change of the Covered Service Provider's position, responsibility, authority, status, circumstances or scope of service as in effect immediately prior to a Change in Control of the Company, or a change in the Covered Service Provider's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of the Covered Service Provider from or any failure to reelect the Covered Service Provider to any of such positions, except in connection with the termination of the Covered Service Provider's service on account of death, disability, retirement, for Cause, or any voluntary termination of service by the Covered Service Provider other than Constructive Termination; (ii) a reduction by the Company in the Covered Service Provider's annual base compensation; (iii) any failure by the Company to continue in effect any benefit plan or arrangement, including incentive plans or plans to receive securities of the Company, in which the Covered Service Provider is participating at the time of a Change in Control of the Company (hereinafter referred to as "Benefit Plans"), or the taking of any action by the Company which would adversely affect the Covered Service Provider's participation in or reduce the Covered Service Provider's benefits under any Benefit Plans or deprive the Covered Service Provider of any fringe benefit enjoyed by the Covered Service Provider at the time of a Change in Control of the Company, provided, however, that the Covered Service Provider may not incur a Constructive Termination following a Change in Control of the Company if the Company offers a range of benefit plans and programs which, taken as a whole, are comparable to the Benefit Plans; (iv) a relocation of the Covered Service Provider or the Company's offices to a location more than twenty five (25) miles from the location at which the Covered Service Provider performed his or her duties prior to a Change in Control of the Company, except for required travel by the Covered Service Provider on the Company's or any Affiliated Entity's business to an extent substantially consistent with the Covered Service Provider's business travel obligations at the time of a Change in Control of the Company; (v) any breach by the Company of any provision of this agreement; or, (vi) any failure by the Company to obtain the assumption of this agreement by any successor or assign of the Company.

14. AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a) The Board at any time, and from time to time, may amend the Plan.
However, except as provided in Section 12 relating to adjustments upon changes in Stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(i) Increase the number of shares reserved for Stock Awards under the Plan;

(ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

(iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of
Section 422 of the Code or to comply with the requirements of Rule 16b-3, as amended.

(b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

(e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15. TERMINATION OR SUSPENSION OF THE PLAN.

(a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.



(b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

16. EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.